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                                                                    Exhibit 10-R


                                                                  EXECUTION COPY



                         FORWARD UNDERWRITING AGREEMENT


                                      dated


                                November 12, 1998


                                     between


                      NATIONSBANC MONTGOMERY SECURITIES LLC


                                       and


                              HERCULES INCORPORATED
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                                                              November 12, 1998


NATIONSBANC MONTGOMERY SECURITIES LLC
600 Montgomery Street
San Francisco, California 94111


Ladies and Gentlemen:

         INTRODUCTORY. Hercules Incorporated (the "COMPANY"), a Delaware corporation, proposes to issue and sell to NationsBanc Montgomery Securities LLC, as underwriter (the "UNDERWRITER"), an aggregate number of shares (the "PURCHASE SHARES") of its common stock, no par value (the "COMMON STOCK"), with an aggregate Public Offering Price (as defined herein) equal to $200,000,000 (the "AGGREGATE PUBLIC OFFERING PRICE").

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-63423) and Pre-effective Amendment No. 1 thereto for the registration of, among other securities, the Purchase Shares under the Securities Act of 1933, as amended (the "1933 ACT"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS"). Such registration statement has been declared effective by the Commission, and the Company has filed and will file such post-effective amendments and supplements thereto as may be required prior to the sale of Purchase Shares pursuant thereto, and each such post-effective amendment has been or will be declared effective by the Commission. Such registration statement (as so amended or supplemented, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "RULE 430A INFORMATION") or Rule 434(d) of the 1933 Act Regulations (the "RULE 434 INFORMATION"), is referred to herein as the "REGISTRATION STATEMENT"; and the final prospectus and the final prospectus supplement relating to the offering of the Purchase Shares, in the form furnished to the Underwriter by the Company for use in connection with each offering of the Purchase Shares, are collectively referred to herein as the "PROSPECTUS"; provided, however, that all
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references to the "REGISTRATION STATEMENT" and the "PROSPECTUS" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 ACT"), prior to the time the applicable final prospectus and the final prospectus supplement with respect to the offering of Purchase Shares on each Pricing Date are furnished to the Underwriter by the Company; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "RULE 462(B) REGISTRATION STATEMENT"), then, after such filing, all references to "REGISTRATION STATEMENT" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "PROSPECTUS" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "TERM SHEET"), as the case may be, in the forms first furnished to the Underwriter by the Company for use in connection with each offering of the Purchase Shares in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Forward Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "PRELIMINARY PROSPECTUS" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations that was used after such effectiveness but prior to the delivery of the applicable final prospectus and the final prospectus supplement in the forms first furnished to the Underwriter by the Company. For purposes of this Forward Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Forward Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the delivery of the applicable final prospectus and the final prospectus supplement in the forms furnished to the Underwriter by the Company with respect to any sales hereunder; and all references in this Forward Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934


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Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the delivery of the applicable final prospectus and the final prospectus supplement in the forms first furnished to the Underwriter by the Company with respect to each sale of Purchase Shares hereunder.

         The Company hereby confirms its agreement with the Underwriter as follows:

         SECTION 1.  Certain Definitions.

         As used in this Forward Underwriting Agreement, the following terms shall have the following meanings:

         "ADJUSTED EXTRAPOLATED AMOUNT" as of any Trading Day shall mean the amount expressed in dollars obtained by dividing (x) the Settlement Balance as of the Close of Business on the immediately preceding day by (y) the number of scheduled Trading Days from and including such Trading Day to and including the Completion Target Date.

         "AGGREGATE NET SALE PRICE" shall mean, with respect to any Pricing Date, the sum of the Net Sale Prices of all shares of Common Stock sold pursuant to Section 2(b) on such Pricing Date.

         "AGGREGATE PUBLIC OFFERING PRICE" shall mean $200,000,000.

         "BLACKOUT DAY" shall have the meaning specified in Section 2(b)(i).

         "BONUS DAY" means any Trading Day on which the difference obtained by subtracting (x) the Extrapolated Amount from (y) $3,000,000 is greater than zero.

         "BRING-DOWN DATE" shall mean, collectively, each date during the Dribble-out Period on which any amendment to the Registration Statement or the Prospectus is declared effective by the Commission or any supplement to the Registration Statement or the Prospectus is filed with the Commission and each date on which the Company shall have filed with the Commission any report required or permitted to be filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.


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         "CLOSE OF BUSINESS" on any day shall mean the later of (x) 5:00 P.M.,
New York City time, on such day and (y) if such day is a scheduled Trading Day, the time of closing of regular trading on the Relevant Exchange on such day.

         "CLOSING PRICE" of the Common Stock on any Trading Day shall mean the reported last sale price on such day of such Common Stock as of the end of the regular session on the NYSE or such other principal securities exchange on which it is listed, or, in case no such sale takes place on such day, the average of the reported last bid and asked prices on such day as of such time, in either case, as reported on the Consolidated Tape maintained by the Consolidated Tape Association or, if the Common Stock is not listed or admitted to trading on any securities exchange which participates in the Consolidated Tape Association, the average of the reported last bid and asked prices of Common Stock on the over-the-counter market on such day as reported by the National Association of Securities Dealers Automated Quotation System or a similar generally accepted reporting service or, if not so reported, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Underwriter for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Underwriter.

         "COMFORT BRING-DOWN DATE" shall mean, collectively, each date during the Dribble-out Period on which any amendment to the Registration Statement or the Prospectus is declared effective by the Commission or any supplement to the Registration Statement or the Prospectus is filed with the Commission (which amendment or supplement includes additional financial information) and each date on which the Company shall have filed with the Commission any report required or permitted to be filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act (which report includes additional financial information).

         "COMMENCEMENT DATE" shall mean November 12, 1999, subject to acceleration pursuant to the provisions of Section 7.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMMON STOCK" shall have the meaning set forth in the First Introductory paragraph of this Agreement.

         "COMPANY" shall have the meaning specified in the First Introductory paragraph of this Agreement.

         "COMPANY ACCELERATION" shall have the meaning set forth in Section
7(b).


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         "COMPLETION TARGET DATE" shall mean the 67th consecutive scheduled
Trading Day from and including the Commencement Date.

         "CREDIT AGREEMENT" shall mean the Credit Agreement dated as of October 15, 1998 among the Company, the subsidiaries of the Company from time to time parties thereto, the several lenders from time to time parties thereto, NationsBank, N.A., as Administrative Agent, and The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York, and Citibank, N.A., as Co-Syndication Agents, as amended, supplemented, modified or superseded from time to time.

         "DAILY NUMBER" shall have the meaning specified in Section 2(b).

         "DAILY QUOTA" shall mean, for any Trading Day, the greater of $3,000,000 and the Extrapolated Amount as of such Trading Day, provided that if the Adjusted Extrapolated Amount as of such Trading Day is less than $3,000,000, then the Daily Quota for such day shall be such Adjusted Extrapolated Amount, or any greater amount up to $3,000,000 as the Company may advise the Underwriter by 9:15 A.M., New York City time, on such day, provided, however, that, notwithstanding any of the foregoing, if any such Trading Day is an Illiquidity Day, then the Daily Quota for such day may be reduced by such amount as the Underwriter in its reasonable discretion may determine.

         "DEBT REPAYMENT TRIGGER EVENT" means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness for borrowed money in excess of $25,000,000 (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Material Subsidiaries.

         "DEFAULT" shall have the meaning specified in Section 3(a)(iv).

         "DRIBBLE-OUT PERIOD" shall mean the period consisting of 140 consecutive days, commencing on the Commencement Date.

         "EDGAR" shall have the meaning set forth in the Second Introductory paragraph of this Agreement.

         "EFFECTIVENESS PERIOD" shall have the meaning specified in Section
5(a).

         "ENVIRONMENTAL LAWS" shall mean any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses,


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agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "EXTRAPOLATED AMOUNT" as of any Trading Day shall mean the amount expressed in dollars obtained by dividing (x) the Settlement Balance as of the Close of Business on the immediately preceding day by (y) the number of scheduled Trading Days from and including such Trading Day to and including the last day of the Dribble-Out Period.

         "EXISTING INSTRUMENT" shall have the meaning specified in Section 3(a)(iv).

         "GAAP" shall have the meaning specified in Section 3(d).

         "GOVERNMENTAL LICENSES" shall have the meaning set forth in Section
3(m).

         "HAZARDOUS MATERIALS" shall mean any substance, material or waste defined or regulated in or under any Environmental Laws.

         "ILLIQUIDITY DAY" shall mean any Trading Day with respect to which the Underwriter, in its sole discretion, determines that there has been a material decline in the liquidity of the Common Stock from the liquidity of the Common Stock on the date hereof; provided that, without limiting the generality of the foregoing, if at any time during the Dribble-out Period the Underwriter shall have designated an aggregate of fifteen Trading Days to be Illiquidity Days, the Underwriter shall consult with the Company prior to designating any additional Trading Day to be an Illiquidity Day.

         "INDENTURE" shall mean the Junior Subordinated Debenture Indenture dated as of November 12, 1998 by and between the Company and The Chase Manhattan Bank, as trustee, as supplemented by the First Supplemental Indenture dated as of November 12, 1998, in each case as amended, supplemented, modified or superseded from time to time.

         "INITIAL PRICING DATE" shall mean the first Pricing Date to occur hereunder.


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         "INVESTMENT COMPANY ACT" shall have the meaning specified in Section
3(n).

         "INTELLECTUAL PROPERTY" shall have the meaning specified in Section
3(l).

         "MARKET-OUT DAY" shall mean any scheduled Trading Day during the Dribble-out Period on which one or more of the following events occurs or is continuing: (i) trading or quotation in any of the Company's securities shall have been, or continue to be, suspended or limited by the Commission or by the Relevant Exchange, or trading in securities generally on the New York Stock Exchange, Inc. shall have been, or continue to be, suspended or limited, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, Inc. by the Commission; (ii) a general banking moratorium shall have been declared by federal, New York or Delaware authorities and continue to be in effect; (iii) there shall have occurred, or continue to be, any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in the United States' or international political, financial or economic conditions affecting the securities markets generally, as in the reasonable judgment of the Underwriter is material and adverse and makes it impracticable to sell Purchase Shares in the manner and on the terms provided herein or to enforce contracts for the sale of securities; (iv) since the most recent dates as of which information is given in the Registration Statement and the Prospectus, in the reasonable judgment of the Underwriter, there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

         "MARKET SALE" of Purchase Shares shall mean a sale of such Purchase Shares made on the Relevant Exchange or in such other manner as may be agreed by the Company and the Underwriter.

         "MATERIAL ADVERSE CHANGE" shall have the meaning specified in Section 3(h).

         "MATERIAL SUBSIDIARY" shall mean every subsidiary of the Company that
(i) is listed on Schedule I hereto, (ii) together with its subsidiaries on a consolidated basis during the 12 months preceding the date hereof accounts for (or to which may be attributed) 5% or more of the net income or assets (determined


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on a consolidated basis) of the Company and its subsidiaries or (iii) is otherwise necessary for the ongoing business operations of the Company or its subsidiaries.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NATIONSBANK GROUP" shall mean the Underwriter and its Affiliates (as such term is defined in Rule 405 under the 1933 Act).

         "NET SALE PRICE" shall mean, with respect to each share of Common Stock sold pursuant to Section 2 hereof, the sale price of such share, net of any discounts or commissions payable to any persons outside the NationsBank Group incurred in connection with such sale.

         "NYSE" shall mean the New York Stock Exchange, Inc.

         "POTENTIAL ADJUSTMENT EVENT" means any of the following:

                  (i) a subdivision, consolidation or reclassification of the Common Stock (unless as a result of a merger or other similar event) or a free distribution or dividend of any such Common Stock to existing holders by way of bonus, capitalization or similar issue;

                  (ii) a distribution or dividend to existing holders of the Common Stock of (A) shares of such Common Stock, (B) other share capital or securities granting the right to payment of dividends and/or the proceeds of liquidation of the Company equally or proportionately with such payments to holders of such Common Stock or (C) any other type of securities, rights or warrants or other assets, in any case for payment (cash or other) at less than the prevailing market price as determined by the Underwriter;

                  (iii) any dividend paid by the Company on the Common Stock other than ordinary cash dividends (which ordinary cash dividends include amounts, sometimes called "dividend equivalents", paid under the Company's employee benefit and compensation plans on the Common Stock grants (whether options, restricted stock or other) under such plans, but only to the extent such amounts do not exceed the amounts of ordinary cash dividends that would be payable were such Common Stock grants treated as Common Stock);

                  (iv) a call by the Company in respect of shares of Common Stock that are not fully paid;


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                  (v) a repurchase by the Company of shares of Common Stock
         whether out of profits or capital and whether the consideration for such repurchase is cash, securities or otherwise (excluding the repurchase of up to 8,192,125 shares of Common Stock remaining under the Company's stock repurchase program authorized by the Board of Directors of the Company prior to the date hereof).

                  (vi) any other similar event that may have a diluting or concentrative effect on the theoretical value of the Common Stock.

         "PRELIMINARY PROSPECTUS" shall have the meaning set forth in the Second Introductory paragraph of Agreement.

         "PRICING DATE" shall have the meaning specified in Section 2(b)(i).

         "PROSPECTUS" shall have the meaning set forth in the Second Introductory paragraph of Agreement.

         "PUBLIC OFFERING PRICE" shall have the meaning specified in Section 2(b)(ii).

         "PURCHASE DATE" shall have the meaning specified in Section 2(c).

         "PURCHASE PRICE" shall have the meaning specified in Section 2(a).

         "PURCHASE SHARES" shall have the meaning specified in the First Introductory paragraph of this Agreement.

         "REGISTRATION STATEMENT" shall have the meaning set forth in the Secondary Introductory paragraph of this Agreement.

         "RELEVANT DATE" shall have the meaning specified in Section 3(r).

         "RELEVANT EXCHANGE" shall have the meaning specified in Section 3(k).

         "REMARKETING AGREEMENT" shall mean the Remarketing Agreement dated as of November 12, 1998 among the Company, Hercules Trust V and NationsBanc Montgomery Securities LLC.

         "RESERVE NUMBER" shall have the meaning specified in Section 6(f).

         "RULE 424(b) REGISTRATION STATEMENT" shall have the meaning set forth in the Second Introductory paragraph of this Agreement.


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         "RULE 430A INFORMATION" shall have the meaning set forth in the Second
Introductory paragraph of this Agreement.

         "RULE 434 INFORMATION" shall have the meaning set forth in the Second Introductory paragraph of this Agreement.

         "SENIOR BANK DEBT ACCELERATION" shall mean an acceleration under the Credit Agreement resulting in the obligations of the Company under the Credit Agreement becoming or having been declared due and payable under Section 6 of the Credit Agreement before such obligations would otherwise have been due and payable.

         "SETTLEMENT BALANCE" shall mean, initially, the Aggregate Public Offering Price and shall be (x) reduced at the Close of Business on each Pricing Date by an amount equal to the Aggregate Net Sale Price on such Pricing Date and
(y) increased at the Close of Business on each Purchase Date by the amount of the purchase price of Purchase Shares (if any) that were to have been delivered by the Company and paid for by the Underwriter on such Purchase Date but that have not been so delivered or paid for, for any reason whatsoever.

         "STOCK PRICE ACCELERATION EVENT" shall have the meaning specified in
Section 7(a).

         "SUBORDINATED NOTES" shall mean the Auction Rate Reset Junior Subordinated Notes Series A issued by the Company to Hercules Trust V.

         "TERM SHEET" shall have the meaning specified in the Second Introductory paragraph of this Agreement.

         "TRADING DAY" shall mean any day, as reasonably determined by the Underwriter, on which the Common Stock is not suspended from trading at any time during such day and is traded at least once on the NYSE or, if not then admitted for trading on the NYSE, on the principal securities exchange or quotation system on which the Common Stock is then listed or admitted for trading.

         "TRIGGER PRICE" shall mean, initially, $22 11/16 per share of Common Stock, as adjusted from time to time pursuant to the provisions of Section 8.

         "TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement of Hercules Trust V dated and effective as of November 12, 1998 among the Company, as sponsor, the trustees of Hercules Trust V and the holders, from time to time, of undivided beneficial interest in the assets of the Trust.


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         "TRUST PREFERRED SECURITIES" shall mean the Auction Rate Reset
Preferred Securities issued by Hercules Trust V.

         "UNDERWRITER" shall have the meaning specified in the First Introductory paragraph of this Agreement.

         "UNDERWRITING COMMISSION" shall have the meaning specified in Section 2(a).

         "1933 ACT" shall have the meaning specified in the Second Introductory paragraph of this Agreement.

         "1933 ACT REGULATIONS" shall have the meaning specified in the Second Introductory paragraph of this Agreement.

         "1934 ACT" shall have the meaning specified in the Second Introductory paragraph of this Agreement.

         SECTION 2.  Purchase of Shares.

          (a) Purchase and Sale. The Company agrees, upon the terms herein set forth, to issue and sell to the Underwriter on each Pricing Date the Daily Number of Purchase Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriter agrees to purchase from the Company on each Pricing Date such Daily Number of Purchase Shares. The purchase price per Purchase Share to be paid by the Underwriter to the Company shall be the Public Offering Price of such Purchase Share, as determined in the manner set forth in
Section 2(b)(ii), minus an amount (the "UNDERWRITING COMMISSION") equal to 0.75% of such Public Offering Price per Purchase Share.

          (b)   Daily Number of Purchase Shares; Public Offering Prices.

                  (i) Subject to the provisions of Sections 4 and 12, on each Trading Day during the Dribble-out Period, the Underwriter shall sell in Market Sales, and the Company shall sell to the Underwriter, a number (which may be increased or decreased by up to 10% of such number by the Underwriter in its sole discretion) (the "DAILY NUMBER") of Purchase Shares with an Aggregate Net Sale Price equal to the Daily Quota (or such greater amount as the parties may agree) for such Trading Day; provided that the Company may, by telephonic notice given no later than 9:15 A.M., New York City time, on such Trading Day to the Underwriter, confirmed in writing, designate any such Trading Day to be a "BLACKOUT


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         DAY" or, if the applicable requirements therefor are met, a Bonus Day, provided that the total number of days designated as Blackout Days may not exceed 18. On any Blackout Day, Market-Out Day, or Bonus Day, the Underwriter shall not sell or purchase, and the Company shall not be obligated to sell, Purchase Shares. Each Trading Day on which sales of Purchase Shares have been made pursuant to the second immediately preceding sentence shall be a "PRICING DATE."

                  (ii) The "PUBLIC OFFERING PRICE" with respect to Purchase Shares sold on any Pricing Date shall be the amount obtained by dividing the Aggregate Net Sale Price of Common Stock on such Pricing Date by the Daily Number of Purchase Shares on such Pricing Date, each as reported by the Underwriter in accordance with Section 2(b)(iii).

                  (iii) At the Close of Business on each Pricing Date, the Underwriter shall deliver to the Company, by telecopy (with telephonic confirmation), a certificate (in the form of Exhibit C), setting forth the Aggregate Net Sale Price and the Daily Number of Purchase Shares for such Pricing Date.

          (c) Purchase Date; Payment and Delivery. By 9:00 A.M., New York City time, on the third Trading Day immediately succeeding each Pricing Date, or such later time and date as the Underwriter shall designate by notice to the Company (the time and date of each such closing, together, a "PURCHASE DATE"), the Company shall deliver, or cause to be delivered, through the Depository Trust Company to the Underwriter, certificates for the Purchase Shares sold by the Company to the Underwriter on such Pricing Date (or security entitlements in respect thereof) against the irrevocable release of a wire transfer of immediately available funds to the order of the Company for the amount of the purchase price therefor.

         SECTION 3. Representations, Warranties and Agreements.

         The Company represents and warrants to and agrees with the Underwriter as follows:

          (a) Basic Representations. (i) The Company is a duly and validly existing corporation in good standing under the laws of the State of Delaware. The Company is duly qualified as a foreign entity and is in good standing under the laws of each other jurisdiction where its ownership, lease, licensing or operation of property or the conduct of its business requires such qualification, other than in such jurisdiction or


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         jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to result in a Material Adverse
         Change.

                  (ii) The Company has all corporate power and authority and the legal right to (A) own, lease, license and operate its properties, (B) conduct the business in which it is currently engaged and (C) enter into, and perform its obligations under, or as contemplated under, this Forward Underwriting Agreement and consummate the transactions contemplated hereby.

                  (iii) This Forward Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                  (iv) Neither the Company nor any of its Material Subsidiaries is in default or, with the giving of notice or lapse of time, would be in default ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject (each, an "EXISTING INSTRUMENT"), except for such Defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by the Company of this Forward Underwriting Agreement, the consummation of the transactions herein contemplated and the compliance by the Company with its obligations hereunder (A) do not and will not result in any violation of the provisions of the Certificate of Incorporation or By-laws or other constitutive documents of the Company or any Material Subsidiary, (B) do not and will not conflict with or constitute a breach of, Default or a Debt Repayment Trigger Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Material Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens (other than liens created by or contemplated in the Credit Agreement as in effect on the date hereof), charges or encumbrances or failure to obtain consent as would not, individually or in the aggregate, result in a Material Adverse


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         Change and (C) will not result in any violation of any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or governmental body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective assets, properties or operations the result of which could be a Material Adverse Change.

                  (v) No consent, approval, authorization, order, registration, qualification or filing of or with any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties is required for the due authorization, execution and delivery by the Company of, and the compliance by the Company with all the terms of, this Forward Underwriting Agreement or the consummation by the Company of the transactions contemplated hereby except such as have been obtained or made by the Company, as may be required by the securities or Blue Sky laws of the various States in connection with the offer and sale of the Purchase Shares or where the failure to obtain such consent, approval, authorization, order, registration, qualification or make such filing will not adversely affect such authorization, execution or delivery of this Forward Underwriting Agreement, the compliance with the terms hereof or the consummation by the Company of the transactions contemplated hereby.

          (b) Compliance with Registration Requirements. (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has been declared effective by the Commission under the 1933 Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

                  (ii) Each preliminary prospectus and each Prospectus when filed complied in all material respects with the 1933 Act, and each preliminary prospectus and each Prospectus delivered to the Underwriter for use in connection with the offering of the Purchase Shares pursuant to this Forward Underwriting Agreement will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except such variation as may be permitted or required by Regulation S-T under the 1933 Act. The Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the 1933 Act and the 1933 Act

         Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties set forth in this subsection do not apply to statements in or omissions from any Registration Statement or any post-effective amendment thereto or any Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use therein.

                  (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS").

                  (iv) There are no actions, suits, proceedings, inquiries or investigations before or brought by any legal or governmental agency or body, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its Material Subsidiaries that are required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which could reasonably be expected to result in a Material Adverse Change, or adversely affect the consummation of the transactions contemplated under this Forward Underwriting Agreement. The aggregate of all pending legal or governmental proceedings to which the Company or any of its Material Subsidiaries is a party or of which any of their respective assets, properties or operations is the subject, which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Change.

          (c) Offering Materials Furnished to Underwriters. The Company has delivered to the Underwriter one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of such Registration Statement (without exhibits) and preliminary prospectuses and the related Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriter has reasonably requested.

          (d) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity as the case may be as of and at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its consolidated subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein but the pro forma financial statements may differ from actual results. The financial data, if any, set forth in the Prospectus under the captions "Prospectus Summary--Summary Selected Financial Data," "Selected Financial Data" and "Capitalization" (or similar captions) fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the related Registration Statement.

          (e) Authorization of the Common Stock. Any shares of Common Stock to be delivered by the Company under this Forward Underwriting Agreement have been or, prior to such delivery, will be duly authorized for issuance and delivery pursuant to this Forward Underwriting Agreement and, when issued and delivered by the Company pursuant to this Forward Underwriting Agreement, will be validly issued, fully paid and non-assessable.

          (f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement, except for such rights as have been duly waived.

          (g) Independent Accountants. Each of the accountants who certified financial statements and any supporting schedules thereto filed as part of the Registration Statement and included in the Prospectus are independent public or certified public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

          (h) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, in or affecting the earnings, business, operations, financial position or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a "MATERIAL ADVERSE CHANGE"), (B) there have been no transactions entered into by the Company or any of its Material Subsidiaries, other than those arising in the ordinary course of business, which are, individually or in the aggregate, material with respect to the Company and its subsidiaries, considered as one enterprise and (C) except for regular dividends on the Company's Common Stock or preferred stock (which dividends include amounts, sometimes called "dividend equivalents," paid under the Company's employee benefit and compensation plans on the Common Stock grants (whether options, restricted stocks or other) under such plans on the Common Stock, but only to the extent such amounts do not exceed the amounts of ordinary cash dividends that would be payable were such Common Stock grants treated as Common Stock) in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (i) Good Standing of Material Subsidiaries. Each Material Subsidiary is a duly and validly existing corporation or entity and is in good standing under the laws of the jurisdiction of its incorporation or organization, has all corporate power and authority to own, lease, license and operate its properties and to conduct its business as currently conducted and is duly qualified as a foreign entity in good standing in each other jurisdiction where its ownership, lease, license or operation of property or the conduct of its business requires such qualification, other than in such jurisdiction or jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding capital stock of each Material Subsidiary have been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien (other than those created by or contemplated in the Credit Agreement as in effect on the date hereof), encumbrance or claim. None of the outstanding shares of capital stock of any Material Subsidiary were issued in violation of preemptive or other similar rights of any securityholder of such Material Subsidiary.

          (j) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption, "Capitalization" (or any other similar caption) (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. The Common Stock (including the Purchase Shares) conforms in all material respects to the description thereof contained in the Prospectus. None of the outstanding shares of Common Stock was issued in violation of preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Registration Statement and the Prospectus.

          (k) Stock Exchange Listing. All shares of Common Stock to be issued hereunder have been or, prior to such issuance, will be approved for inclusion or listing on the principal national securities exchange or automated quotation system on which the Common Stock is listed or quoted (the "RELEVANT EXCHANGE"), subject only to official notice of issuance.

          (l) Intellectual Property Rights. Except as otherwise disclosed in the Prospectus, the Company and each Material Subsidiary owns, leases, licenses or otherwise possesses adequate trademarks, service marks, trade names, patents, patent rights, copyrights, licenses, inventions, approvals and other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to conduct its business as now conducted. Neither the Company nor any of its Material Subsidiaries has received any written notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which infringement or conflict, individually or in the aggregate, could be reasonably expected to result in a Material Adverse Change.

          (m) Possession of Licenses and Permits. Each of the Company and its Material Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies as are necessary to conduct the business now operated by it except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company and its Material Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its Material Subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.

          (n) Company Not an "Investment Company." The Company is not, and upon the issuance and sale of the Purchase Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT") and the rules and regulations of the Commission thereunder.

          (o) Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that could be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any shares of Common Stock delivered hereunder. Notwithstanding the foregoing, the repurchase by the Company from time to time pursuant to a share repurchase program authorized by the Board of Directors of the Company, if conducted in accordance with applicable law (including without limitation Regulation M under the 1934
Act), shall not be deemed or considered to be such stabilization or manipulation.

          (p) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus that have not been described as required.

          (q)   Environmental Laws.

         (i) Except as would not have or could not be reasonably expected to result in a Material Adverse Change, or as is not otherwise disclosed in the
Prospectus:

          (A) Each of the real properties owned by the Company or any of its Material Subsidiaries (the "REAL PROPERTIES") and all operations at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Company or any of its Material Subsidiaries (the "BUSINESSES"), and there are no conditions relating to the Businesses or Real Properties that could be reasonably expected to give rise to liability under any applicable Environmental Laws.

          (B) Neither the Company nor any of its Material Subsidiaries has received any written notice of, or inquiry from any governmental authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor does the Company or any of its Material Subsidiaries have knowledge or reason to believe that any such notice is being threatened.

          (C) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the Real Properties or any other location, in each case by, or on behalf or with the permission of, the Company or any of its Material Subsidiaries.

          (D) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Material Subsidiary, is or, to the best knowledge of the Company, will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Company or any of its Material Subsidiaries, the Real Properties or the Businesses.

          (E) There has been no release or, to the best knowledge of the Company or any Material Subsidiary, threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations (including, without limitation, disposal) of the Company or any of its Material Subsidiaries in connection with the Real Properties or otherwise in connection with the Businesses, in violation of, or in amounts or in a manner that could give rise to liability under, Environmental Laws.

          (F) None of the Real Properties contains, or has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or would give rise to liability under, Environmental Laws.

          (G) Neither the Company nor any of its Material Subsidiaries, has assumed any liability of any Person (other than the Company or one of its Material Subsidiaries) under any Environmental Law.

                  (ii) The Company has adopted procedures that are designed to
         (A) ensure that for the Company and each of the its Material Subsidiaries, each of their respective operations and each of the properties owned or leased by each such entity remains in compliance with applicable Environmental Laws, to the extent that the failure to comply with such Environmental Laws would result in or could be reasonably expected to result in a Material Adverse Change and (B) manage, to the same extent as and in accordance with the practices of companies engaged in the same or a similar business, any liabilities or potential liabilities that each such entity, any of its respective operations and each of the properties owned or leased by such entity may have under applicable Environmental Laws.

          (r) Bring-Down of Representations. The Company shall reaffirm the representations and warranties set forth in this Section 3 as of each Pricing Date and Purchase Date (each such day, a "RELEVANT DATE").

         SECTION 4.  Conditions to Pricing and Purchase.

         The obligations of the Underwriter to purchase and pay for Purchase Shares as provided herein on any Pricing Date or Purchase Date, respectively, shall be subject to the accuracy of the representations and warranties on such date on the part of the Company referred to in Section 3(r), to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

          (a) Opinion of Company Counsel. The Company shall have caused to be delivered to the Underwriter by the General Counsel of the Company or the Assistant Counsel of the Company and Ballard Spahr Andrews & Ingersoll, LLP, Special Counsel for the Company (or such other counsel for the Company as shall be designated by the Company and shall be reasonably acceptable to the

Underwriter), on the date hereof, the Initial Pricing Date and each Bring-down Date, the opinions of such counsel for the Company, dated as of the date hereof, and the Initial Pricing Date and each Bring-down Date, respectively, to the effect set forth in Exhibits A and B, respectively, provided that, in his opinion to be delivered on the date hereof, Israel J. Floyd need express no opinion with respect to the matters referred to in paragraph (vii) of Exhibit A, and in its opinion to be delivered on the date, hereof Ballard Spahr Andrews & Ingersoll, LLP (x) need express no opinion with respect to the matters referred to in paragraph (vi) of Exhibit B and (y) with respect to the opinion called for in paragraph (v) of Exhibit B, need express no opinion with respect to the captions, "Risk Factors," "Description of Capital Stock," "Shares Eligible for Future Sale," "Certain United States Income Tax Considerations," or "Underwriting.".

         (b) Opinion of Underwriter's Counsel. The Underwriter shall have received the opinion or opinions of counsel for the Underwriter (x) on the date hereof, dated as of the date hereof, covering the matters set forth in paragraph
(i) of Exhibit A and paragraph (i) of Exhibit B and (ii) on the Initial Pricing Date and each Bring-down Date, dated as of such date, covering the matters set forth in paragraphs (i) (vi) (with respect to subparagraph (E)(i) only) and
(vii) of Exhibit A and paragraphs (ii) and (v) (with respect to the captions "Description of Capital Stock" and "Underwriting" under subparagraph (A) only) and the penultimate paragraph of Exhibit B.

          (c) Officer's Certificate. As of the date hereof, the Initial Pricing Date and each Bring-down Date, the Underwriter shall have received a certificate of any Co-Chief Executive Officer, President or Senior Vice President of the Company, dated on or prior to such date, to the effect that

                  (i) since the respective dates as of which information is given in the Prospectus, (A) there has been no Material Adverse Change and (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission;

                  (ii) the representations and warranties of the Company set forth in this Forward Underwriting Agreement are true and correct as of such date; and

                  (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (d) Effectiveness of Registration Statement. As of each Relevant Date, the Registration Statement shall be effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriter. The Prospectus shall contain information relating to the description of the Common Stock, the specific method of distribution and similar matters and shall be filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (e) Opportunity for Due Diligence. As of each Relevant Date, the Underwriter shall have been afforded a reasonable opportunity to conduct a due diligence investigation with respect to the Company customary in scope for underwritten offerings of equity securities and the results of such investigation shall be satisfactory to the Underwriter, in its sole discretion.

          (f) No Senior Bank Debt Default. As of each Relevant Date, no Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing.

          (g) The Company shall cause to be delivered to the Underwriter on the Initial Pricing Date and each Comfort Bring-down Date letters from the independent public accountants for the Company and any independent public accountants who reported or performed other procedures (in any relevant prior period) on the financial statements of the Company or any company acquired by the Company for which financial statements are required under the applicable 1933 Act or 1934 Act Regulations, each dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information (including without limitation any pro forma financial information) contained in the Registration Statement and the Prospectus and with a "cut-off date" referred to therein, a date not more than three Business Days prior to such date.

          (h) Successful Remarketing or Redemption of Trust Preferred Securities. On or prior to the Initial Pricing Date, the Trust Preferred Securities (or, if Subordinated Notes shall have been distributed with respect to the Trust Preferred

Securities, such Subordinated Notes) shall have been either (i) remarketed pursuant to the terms of the Remarketing Agreement or (ii) mandatorily redeemed or matured in accordance with their terms pursuant to the applicable provisions of the Trust Agreement and Indenture and, in each case, the holders of the Trust Preferred Securities or Subordinated Notes, as the case may be, shall have received the proceeds of such remarketing or mandatory redemption (or maturity), as the case may be.

          (i) Effect of Failure of Conditions. If any condition specified in this Section 4 is not satisfied with respect to the purchase and settlement of Purchase Shares on any Pricing Date or Purchase Date when and as required to be satisfied, the Underwriter shall be released from its obligations hereunder with respect thereto.

          (j) Ratification. The Board of Directors of the Company shall have ratified this Agreement and actions to be taken by the Company in connection herewith.

         SECTION 5.  Registration Agreements.

         The Company covenants and agrees with the Underwriter as follows:

          (a) Without limiting the generality of the provisions of Sections 4(d) and 5(c), during the period beginning on the date hereof and ending on the date all Purchase Shares have been sold pursuant to the Registration Statement (the "EFFECTIVENESS PERIOD"), prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement that could reasonably relate to the offer and sale of Purchase Shares, and the Company shall not file any such proposed amendment or supplement to which the Underwriter reasonably objects within 5 days of receipt thereof.

          (b) During the Effectiveness Period, the Company shall promptly advise the Underwriter in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission regarding the Registration Statement, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any related preliminary prospectus or the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (D) of the occurrence of any event or the existence of any condition as a result of which it is necessary to amend or supplement the Prospectus so that such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of Common Stock, not misleading, and (E) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any related preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from the Relevant Exchange, or, to the best knowledge of the Company, of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company shall use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the 1933 Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

          (c) If, during the Effectiveness Period for any Registration Statement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the related Prospectus so that such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of Common Stock, not misleading, or if in the opinion of the Underwriter it is otherwise necessary to amend or supplement such Prospectus to comply with law, the Company agrees to prepare promptly, file (subject to Section 5(a)) with the Commission and furnish at its own expense to the Underwriter, amendments or supplements to such Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of Common Stock, not misleading or so that such Prospectus, as so amended or supplemented, will comply with law.

          (d) The Company agrees to furnish the Underwriter, without charge, during the Effectiveness Period, as many copies of the Prospectus and any amendments and supplements thereto as the Underwriter may reasonably request.

          (e) The Company shall cooperate with the Underwriter to qualify or register the Purchase Shares registered pursuant to the Registration Statement for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Underwriter, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Purchase Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would as a result of such action be subject to taxation as a foreign corporation. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any exemption therefrom with respect to) such Purchase Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

         SECTION 6. Additional Covenants of the Company.

         The Company further covenants and agrees with the Underwriter as follows:

          (a) During the Effectiveness Period, the Company shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

          (b) During the Effectiveness Period, the Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (c) During the Effectiveness Period, the Company shall file, on a timely basis, with the Commission and the Relevant Exchange all reports and documents required to be filed under the 1934 Act or the rules of the Relevant Exchange.

          (d) During the Effectiveness Period, the Company shall furnish to the Underwriter (A) at the time delivered to stockholders, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (B) as soon as practicable after the filing thereof, unless available to the Underwriter on EDGAR or the Company's website, copies of each proxy statement, Annual Report on Form 10- K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or any securities exchange or automated quotation system; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

          (e) At all times during the Effectiveness Period, if requested by the Underwriter, the Company shall cause to be delivered to the Underwriter such information, documents and opinions as they may reasonably require for the purposes of enabling it to pass upon the issuance and delivery of the Purchase Shares as contemplated herein or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements herein contained.

          (f) The Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number (the "RESERVE NUMBER") of shares (which, in any event, shall not be less than 20,000,000 (as may be adjusted from time to time pursuant to Section 8)) of Common Stock and capacity on the Registration Statement for the purpose of enabling the Company to satisfy its obligations to issue and deliver the Purchase Shares hereunder.

          (g) During the period from the date hereof until the earlier of the final day of the Dribble-out Period or any earlier termination of this Forward Underwriting Agreement, the Company will not, without the prior written consent of the Underwriter (which consent may be withheld at the reasonable discretion of the Underwriter) sell or offer or announce the offering of, or file any registration statement under the 1933 Act in respect of, or enter into any agreement or arrangement providing for the offer or sale of, any shares of Common Stock, except in the case of a merger of the Company; provided, however, that the Company may issue shares of its Common Stock pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus and may issue securities convertible into Common Stock and the Common Stock underlying such securities.

         SECTION 7.  Acceleration of Commencement Date.

          (a) Subject to Section 4(h), if the Closing Price of the Common Stock, as determined by the Underwriter, on any day prior to the Commencement Date is less than the Trigger Price (a "STOCK PRICE ACCELERATION EVENT"), then Commencement Date shall be accelerated to the date that is the earliest to occur of (x) the nineteenth day immediately succeeding the date on which such Stock Price Acceleration Event shall have occurred, (y) the Trading Day immediately following the Remarketing Settlement Date, (as defined in the Remarketing Agreement) on which the Remarketing Agent (as defined in the Remarketing Agreement) shall have received the proceeds of the related Remarketing (as defined in the Remarketing Agreement), but in no event later than the third Scheduled Trading Day prior to November 10, 1999.

          (b) If the Company shall redeem the Subordinated Notes as a result of a Failed Remarketing (as defined in the Remarketing Agreement) prior to the Commencement Date, then the Commencement Date shall be accelerated to the

Trading Day immediately following the date of such redemption (a "COMPANY ACCELERATION").

          (c) The Company may, upon three Business Days' written notice to the Underwriter, elect to accelerate the Commencement Date to any scheduled Trading Day after the conditions set forth in Section 4(h) have been satisfied.

This Section 7 shall be subject in all respects to the provisions of Section 12.

         SECTION 8.  Adjustments to Trigger Price and Reserve Number.

         Following the declaration of any Potential Adjustment Event, the Underwriter shall determine (after consultation with the Company) whether such Potential Adjustment Event has a diluting or concentrative effect on the theoretical value of the Common Stock and, if so, shall make the corresponding adjustment(s), if any, to the Trigger Price and the Reserve Number. The Underwriter may, but need not, determine the appropriate adjustment(s) by reference to the adjustment(s) in respect of such Potential Adjustment Event made by an options exchange to options on the Common Stock traded on that options exchange. In the event of any merger, consolidation or reorganization of the Company, the Underwriter shall determine the appropriate Trigger Price and Reserve Number as a result of such event.

         SECTION 9.  Expenses.

         The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (a) all costs and expenses incident to the authorization, issuance, sale and delivery of the Purchase Shares (including all printing and engraving costs), (b) all fees and expenses of the registrar and transfer agent of the Common Stock, (c) all necessary issue, transfer and other stamp taxes in connection with the issuance and delivery of the Purchase Shares to the Underwriter, (d) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (e) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of any Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each related preliminary prospectus and the related Prospectus, and all amendments and supplements thereto, and this Forward Underwriting Agreement, (f) all filing fees and other expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) any Common Stock delivered hereunder for offer and sale under the state securities or blue sky laws and, if requested by the Underwriter, preparing and printing a "BLUE SKY SURVEY" or memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions, (g) the fees and expenses associated with listing or including any shares of Common Stock delivered hereunder on the Relevant Exchange, (h) the fees and expenses of counsel for the Underwriter and its Affiliates incurred in connection with the transactions contemplated by this Forward Underwriting Agreement and (i) all other fees, costs and expenses referred to in Item 13 or Item 14, as the case may be, of
Part II of the Registration Statement.

         SECTION 10.  Indemnification.

          (a) Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter, its officers and employees, and each person, if any, who controls the Underwriter within the meaning of the 1933 Act and the 1934 Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriter or such controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the 1933 Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Common Stock or the offerings contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its bad faith, gross negligence or willful misconduct; and to reimburse the Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Underwriter) as such expenses are reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of the Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Purchase Shares, or any person controlling the Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 5(d) and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Purchase Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 10 shall be in addition to any liabilities that the Company may otherwise have.

          (b) Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by any such person) as such expenses are reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 10 shall be in addition to any liabilities that the Underwriter may otherwise have.

          (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 10 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably acceptable to the indemnifying party to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) Settlements. The indemnifying party under this Section 10 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         SECTION 11.  Contribution.

         If the indemnification provided for in Section 10 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the offering of the Purchase Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Common Stock pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Purchase Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total Underwriting Commission received by the Underwriter, bear to the Aggregate Public Offering Price. The relative fault of the Company, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 11; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 10 for purposes of indemnification.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 11.

         Notwithstanding the provisions of this Section 11, the Underwriter shall not be required to contribute any amount in excess of the Underwriting Commissions received by the Underwriter in connection with the Purchase Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the 1933 Act and the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the 1933 Act and the 1934 Act shall have the same rights to contribution as the Company.

         SECTION 12.  Termination of this Forward Underwriting Agreement.

          (a) Execution of Terms Agreement. If at any time the parties enter into a firm commitment underwriting agreement, with respect to Purchase Shares (whether evidenced by a written agreement substantially in the form of a Terms Agreement (as defined in the Underwriting Agreement between the Company and NationsBanc Montgomery Securities, LLC attached as an exhibit to, or incorporated by reference in, the Registration Statement) or any other form of underwriting agreement) at an aggregate public offering price equal to the Settlement Balance as of the date of such underwriting agreement, then this Forward Underwriting Agreement shall terminate without any liability (except as provided in Section 12(f)) on the part of either party, except that all obligations of the parties with respect to any Purchase Shares purchased and sold on any Pricing Date prior to the date of such termination shall remain in effect.

          (b) Cross Acceleration Termination Event. Notwithstanding anything herein to the contrary, if at any time a Senior Bank Debt Acceleration has occurred, then this Forward Underwriting Agreement shall terminate and the parties shall have no liability hereunder (except as provided in Section 12(f)) including any obligation of the Underwriter or the Company to pay for and deliver, as the case may be, Purchase Shares sold on any Pricing Date prior to the date of such Senior Bank Debt Acceleration.

          (c) Failure of Company to Sell and Deliver Purchase Shares. If the Company shall fail to deliver to the Underwriter the Purchase Shares to be delivered by the Company on any Purchase Date pursuant to this Forward Underwriting Agreement (except as permitted hereby), then the Underwriter may at its option, by written notice to the Company, terminate this Forward Underwriting Agreement without any liability on the part of the Underwriter, except that all obligations of the parties with respect to any Purchase Shares purchased and sold prior to the date of such failure shall remain in effect.

          (d) The obligations of the Underwriter to purchase and pay for Purchase Shares on any Purchase Date may be terminated by the Underwriter by notice given to the Company if at any time since the corresponding Pricing Date
(i) trading or quotation in any of the Company's securities shall have been, or continue to be suspended or limited by the Commission or by the Relevant Exchange, or trading in securities generally on the New York Stock Exchange, Inc. shall have been, or continue to be, suspended or limited, or minimum or maximum prices shall have been generally established on the New York Stock Exchange, Inc. by the Commission; (ii) a general banking moratorium shall have been declared by federal, New York or, Delaware authorities and continues to be in effect; (iii) there shall have occurred, or continue to be, any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions affecting the securities markets generally, as in the reasonable judgment of the Underwriter is material and adverse and makes it impracticable to sell the Purchase Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Underwriter there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

          (e) Unless otherwise terminated pursuant to the terms hereof, this Forward Underwriting Agreement will terminate on the third Business Day immediately following the final day of the Dribble-out Period.

          (f) Liability on Termination. Any termination pursuant to this Section 12 shall be without liability, other than as expressly provided herein, on the part of (i) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter pursuant to Section 13,
(ii) the Underwriter to the Company, or (iii) of any party hereto to any other party except that the provisions of Section 10 and Section 11 shall at all times be effective and shall survive such termination.

         SECTION 13. Reimbursement of Underwriter's Expense. If this Forward Underwriting Agreement is terminated by the Underwriter pursuant to paragraphs
(b), (c) or (d) (except for (d)(i) with respect to minimum or maximum prices or (d)(v) of Section 12), the Company agrees to reimburse the Underwriter, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and the offering and sale of the Purchase Shares, including but not limited to travel expenses, postage, facsimile and telephone charges.

         SECTION 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and of its officers and of the Underwriter set forth in or made pursuant to this Forward Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of its partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Purchase Shares and any termination of this Forward Underwriting Agreement.

         SECTION 15. Governing Law.

         THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.

         SECTION 16. Assignment and Transfer.

         The rights and duties under this Forward Underwriting Agreement may not be assigned or transferred by either party hereto without the prior written consent of the other party hereto; provided that the Underwriter may assign any of its rights or duties hereunder to any of its Affiliates without the prior written consent of the Company but with prompt notice of the identity, addresses and contact person of the assignee to the Company.

         SECTION 17. Confidentiality.

         Except as required by law (including the public announcement of this transaction following its consummation) or judicial or administrative process, or as requested by a regulatory authority or self-regulatory organization, each party hereto agrees to keep this Forward Underwriting Agreement and the transactions contemplated hereby and thereby confidential. The Underwriter acknowledges that the Company intends to publish a press release describing the principal terms of the transactions described in this Agreement, the Remarketing Agreement and a Purchase Agreement dated the date hereof among the Company, Hercules Trust V and NMS Services, Inc. (the "PURCHASE AGREEMENT"). Such press release may be filed with the Commission in the sole discretion of the Company. In addition, the Underwriter acknowledges that the Company intends to file this Agreement, the Remarketing Agreement, the Purchase Agreement, the Trust Agreement, the Indenture, as supplemented, as well as any other agreements related thereto as exhibits to its next annual report on Form 10-K. The Underwriter hereby agrees that the foregoing do not constitute violations of this Section 17.

         In the event disclosure is permitted pursuant to the immediately preceding sentence, the disclosing party shall (i) provide prior notice of such disclosure to the other party, (ii) use its best efforts to minimize the extent of such disclosure and (iii) comply with all reasonable requests of the other party to minimize the extent of such disclosure. This Section 17 shall not prevent either party from disclosing information as necessary to third-party advisors in connection with the transactions contemplated hereby; provided that such advisors agree in writing (unless obligated by its professional responsibilities to do so) to be bound by this Section 17 as if a party hereto.

         SECTION 18. Notices.

         Unless otherwise specified, notices under this Forward Underwriting Agreement may be made by telephone, to be confirmed in writing to the address below. Changes to the information below must be made in writing.

          (a)   If to the Company:

                  Hercules Incorporated
                  Hercules Plaza
                  1313 North Market Street
                  Wilmington, DE 19894-0001
                  Attn:    Vice President and Treasurer
                  Telephone:        (302) 594-5000
                  Facsimile:        (302) 594-5210

                  with copy to each of the following:

                  Hercules Incorporated
                  Hercules Plaza
                  1313 North Market Street
                  Wilmington, DE 19894-0001
                  Attn:    Corporate Secretary
                  Telephone:        (302) 594-5000
                  Facsimile:        (302) 594-7252

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, PA
                  Attn:    Justin P. Klein, Partner
                  Telephone:        (215) 665-8500
                  Facsimile:        (215) 864-8999

          (b) If to the Underwriter:

                  NationsBanc Montgomery Securities LLC
                  9 West 57th Street
                  New York, NY 10019
                  Attn: Russell Hackmann
                  Telephone:        (212) 583-8173
                  Facsimile:        (212) 583-8457

         SECTION 19. Change in Law.

         The parties agree that if there shall occur any amendment to, or change in, the federal securities laws, or any regulations thereunder, relating to the content, filing or delivery of the Registration Statement or the Prospectus, including any change in the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, that has an effect on the obligations of the parties hereunder, then the parties shall negotiate in good faith to modify the terms of this Forward Underwriting Agreement to preserve the ability of the Company to issue and sell to the Underwriter, and the Underwriter to sell in Market Sales, the Purchase Shares in the manner contemplated hereby.

         Please confirm your agreement to the foregoing by signing and returning to us the enclosed duplicate of this Forward Underwriting Agreement.

                                   Very truly yours,

                                   NATIONSBANC MONTGOMERY SECURITIES LLC


                                   By:   /s/ Russell F. Hackman
                                      --------------------------
                                   Name: Russell F. Hackman
                                   Title: Principal


Acknowledged and agreed to as of
the date first above written,

HERCULES INCORPORATED


By:   /s/ R. K Elliott
    ---------------------
       Name:      R. Keith Elliott
       Title:     Chairman and Co-Chief
                  Executive Officer

                                                                       EXHIBIT A

                       FORM OF OPINION OF COMPANY COUNSEL


         Opinion of Company Counsel to be delivered pursuant to Section 4(a) of the Forward Underwriting Agreement shall be to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) The Company is duly qualified as a foreign corporation and is in good standing under the laws of each other jurisdiction where its ownership, lease, licensing or operation of property or the conduct of business requires such qualification, other than in such jurisdiction or jurisdictions where the failure to be so qualified and be in good standing could not reasonably be expected to result in a Material Adverse Change.

                  (iii) The Company has all corporate power and authority and the legal right to (x) own, lease and operate its properties, (y) conduct the business in which it is currently engaged and (z) enter into, and perform its obligations under, or as contemplated under, the Forward Underwriting Agreement and consummate the transactions contemplated thereby.

                  (iv) Neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or is in default or, with the giving of notice or lapse of time, would be in default ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject (each, an "EXISTING INSTRUMENT"), except for such Defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by the Company of this Forward Underwriting Agreement, the consummation of the transactions herein contemplated and the compliance by the Company with its obligations hereunder do not and will not result in any violation of the provisions of the Certificate of Incorporation or By-Laws or other constitutive documents of the Company or any Material Subsidiary, do not and will not conflict with or constitute a breach of, Default or a Debt Repayment Trigger Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Material Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens (other than liens created by or contemplated in the Credit Agreement as in effect of the date hereof), charges or encumbrances or failure to obtain consent as would not, individually or in the aggregate, result in a Material Adverse Change and will not result in any violation of any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or governmental body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective assets, properties or operations the result of which could be a Material Adverse Change.

                  (v) Each Material Subsidiary of the Company is a duly and validly existing entity and is in good standing under the laws of the jurisdiction of its incorporation, has all corporate power and authority to own, lease, license and operate its properties and conduct its business as currently conducted and is duly qualified as a foreign entity in good standing in each other jurisdiction, where its ownership, lease, license or operation of property or the conduct of its business requires such qualification, other than in such jurisdiction or jurisdictions where the failure to be so qualified and or be in good standing could not reasonably be expected to result in Material Adverse Change. All of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien (other than those created by or contemplated in the Credit Agreement as on November 12, 1998), encumbrance or claim, to the best of such counsel's knowledge. None of the outstanding shares of capital stock of any Material Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Material Subsidiary.

                  (vi) (A) The authorized, issued and outstanding capital stock of the Company is set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). (B) Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable and, to the best of such counsel's knowledge, have been issued in compliance with federal and state securities laws. (C) The Common Stock (including the Purchase Shares) conforms in all material respects to the description thereof contained in the Prospectus. (D) None of the outstanding shares of Common Stock was issued in violation of preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. (E) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other rights to subscribe for or purchase, securities of the Company (except for any such rights granted pursuant to the Credit Agreement as in effect on November 12, 1998) arising (i) by operation of the Certificate of Incorporation or By-Laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the best of such counsel's knowledge, otherwise.

                  (vii) No holder of the Common Stock is or will be subject to personal liability by reason of being such a holder. The form of certificate used to evidence the Purchase Shares is in due and proper form and complies with all applicable requirements of the charter and By-Laws of the Company and the General Corporation Law of the State of Delaware.

                  (viii) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement, if any) has been declared effective by the Commission under the 1933 Act. To the best knowledge of such counsel, the Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best of such counsel's knowledge are contemplated or threatened by the Commission. Based on the advice of the Division of Corporation Finance of the Commission, any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by such Rule 424(b).

                  (ix) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                  (x) To the best knowledge of such counsel, there are no actions, suits, proceedings, inquiries or investigations before or brought by any legal or governmental agency or body now pending or, to the best of such counsel's knowledge, threatened against or affecting the Company or any of its Material Subsidiaries which are required to be disclosed in the

         Registration Statement and the Prospectus, other than those disclosed therein.

                  (xi) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

                  (xii) No consent, approval, authorization, order registration qualification, of or with filing any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties is required for the due authorization, execution and delivery by the Company of, and the compliance by the Company with, all the terms of this Forward Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby except such as have been obtained or made by the Company, as may be required by the securities or Blue Sky laws of the various States in connection with the offer and sale of the Purchase Shares or where the failure to obtain such consent, approval, authorization, order, registration, qualification, or make such filing will not adversely affect such authorization, execution or delivery of the Forward Underwriting Agreement, the compliance with the terms thereof or the consummation by the Company of the transactions contemplated hereby.

                  (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, in or affecting the earnings, business, operations, financial position or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, (B) there have been no transactions entered into by the Company or any of its Material Subsidiaries, other than those arising in the ordinary course of business, which are, individually or in the aggregate, material with respect to the Company and its subsidiaries, considered as one enterprise and (C) except for regular dividends on the Company's Common Stock or preferred stock (which dividends include amounts, sometimes called "dividend equivalents," paid under the Company's employment benefit compensation plans on the Common Stock grants (whether options, restricted stock or other) under such plans, but only to the extent such amounts do not exceed the amounts of ordinary cash dividends that would be payable were such Common Stock grants treated as Common Stock) or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xiv) There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement, except for such rights as have been duly waived.

                  (xv) The statements (A) in the Prospectus under the caption (or analagous caption) "Business-Litigation", insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or By-Law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

         In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriter at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to his attention which would lead him to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the date of such opinion contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, or the federal law of the United States, to the extent he deems proper and specified in such opinion, upon the opinion (which shall be dated the date of such opinion, shall be satisfactory in form and substance to the Underwriter, shall expressly state that the Underwriter may rely on such opinion as if it were addressed to the Underwriter and shall be furnished to the Underwriter) of other counsel of good standing whom he believes to be reliable and who are satisfactory to the Underwriter; provided, however, that such counsel shall further state that he believes that he and the Underwriter are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT B

                FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY


         Opinion of Special Counsel to the Company to be delivered pursuant to
Section 4(a) of the Forward Underwriting Agreement shall be to the effect that:

                  (i) The Forward Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights or by general equitable principles (except that the opinion to be delivered on the date hereof may state that they are subject to ratification of this Agreement and of actions to be taken by the Company in connection therewith by the Board of Directors of the Company).

                  (ii) The Purchase Shares to be purchased by the Underwriter from the Company have been duly authorized for issuance and sale pursuant to the Forward Underwriting Agreement (except that the opinion to be delivered on the date hereof may state that they are subject to ratification of this Agreement and of actions to be taken by the Company in connection therewith by the Board of Directors of the Company) and, when issued and delivered by the Company pursuant to the Forward Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable.

                  (iii) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement, if any) has been declared effective by the Commission under the 1933 Act. To the best knowledge of such counsel, the Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best of such counsel's knowledge are contemplated or threatened by the Commission. To the extent related to the offer and sale of Purchase Shares, each required filing, if any, of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by such Rule 424(b).


                  (iv) Based on advice from the Division of Corporate Finance of the Commission, the Registration Statement, the Prospectus therein and each amendment or supplement to the Registration Statement and the Prospectus as of its effective or issue date, as applicable, (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be expressed) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                  (v) The statements (A) in the Prospectus under the captions "Risk Factors--[___]," "Description of Capital Stock," "Management's Discussion and Analysis and Results of Operations--Liquidity," "Certain Relationships and Related Transactions," "Shares Eligible for Future Sale," "Certain United States Income Tax Considerations" and "Underwriting" or analogous captions and (B) in Item 14 and Item 15] of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or By-Law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

                  (vi) The Company is not, and upon the issuance and sale of the Purchase Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriter at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the date of such opinion contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the State of New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the date of such opinion, shall be satisfactory in form and substance to the Underwriter, shall expressly state that the Underwriter may rely on such opinion as if it were addressed to the Underwriter and shall be furnished to the Underwriter) of other counsel of good standing whom they believe to be reliable and who are satisfactory to the Underwriter; provided, however, that such counsel shall further state that they believe that they and the Underwriter are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT C



                          [FORM OF] PRICING CERTIFICATE




Date of Certificate
                    -----------------------------------------------

Settlement Balance as of Close of Business
on day immediately preceding the date hereof
                                            -----------------------

Aggregate Net Sale Price*
                         ------------------------------------------

Daily Number of Purchase Shares
                               ------------------------------------

Settlement Balance as of the Close of Business
on the date hereof
                  -------------------------------------------------

*Net of Commissions paid to persons outside the NationsBank Group



Capitalized terms used herein have the meaning set forth in the Forward Underwriting Agreement, dated as of November 12, 1998, between Hercules Incorporated and NationsBanc Montgomery Securities LLC.




                                        --------------------------------------
                                        Authorized Signatory of
                                         NationsBanc Montgomery Securities LLC


                                       C-1